FIRST AMENDMENT TO SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO SECURITY AGREEMENT (the "First Amendment"), is made and entered into as of this 31st day of January, 1998, by and between (a) UNIQUEST COMMUNICATIONS, INC., a Utah corporation with principal office and place of business in Midvale, Utah ("Borrower") and (b) AGENT FINANCIAL SERVICES, LLC, a Kentucky limited liability company with an office and place of business in Louisville, Kentucky (the "Lender").

         PRELIMINARY STATEMENT

A.          Pursuant to that certain Loan  Agreement  dated as of September  18,
            1995, between the Borrower and the Lender, the Lender has established a line of credit in the principal amount of Three Hundred Thousand Dollars ($300,000.00) in favor of the Borrower (the "Line of Credit"). The Loan Agreement and other Borrower Documents were originally between the Borrower and UniDial Incorporated. The Lender acquired the Loan from UniDial Incorporated on January 1, 1997.

B. The obligation of the Borrower to repay the outstanding principal balance of the Line of Credit, together with accrued interest thereon is evidenced by that certain Revolving Credit Note dated September 18, 1995, made by the Borrower, payable to the order of the Lender, and in the face principal amount of Three Hundred Thousand Dollars ($300,000.00), as amended pursuant to that certain First Amendment to Revolving Credit Note dated March 1, 1997 between the Borrower and the Lender (the "First Amendment") (collectively, the "Note").

C. The obligation of the Lender to establish the Line of Credit was subject to the condition, among others, that the Borrower execute that certain Security Agreement dated September 18, 1995, between Borrower and Lender ("Security Agreement")

D.          The current maturity date of the Note is January 31, 1998.

E. The Borrower has now requested that the Lender extend the stated maturity date of the Line of Credit from January 31, 1998 to January 31, 1999. The Lender is willing to and desires to extend the stated maturity date of the Line of Credit from January 31, 1998 to January 31, 1999, pursuant to the terms and conditions set forth in this First Amendment (the term "Loan Agreement," as hereinafter used, includes this First Amendment and all future amendments and modifications to the Loan Agreement).

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements set forth in the Loan Agreement and herein, and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1. Each capitalized term used herein, unless otherwise expressly defined herein, shall have the meaning set forth in the Loan Agreement or Note, as applicable.

2. Section 3 of the Security Agreement is hereby amended in its entirety to read as follows:

3. Obligations Secured. The security interests granted by the Borrower hereby secure the payment and performance of all of the following Secured Obligations: (a) any and all indebtedness of the borrower to the Lender evidenced by the Revolving Credit Note, as defined in the Loan Agreement and any amendments thereto, between Borrower and Lender; (b) any and all of the representations, warranties, obligations, agreements, covenants, and promises of the Borrower contained in the Loan Agreement and any amendments thereto, the Revolving Credit Note, this Agreement, and the other Borrower Documents, as defined in the Loan Agreement and any amendments thereto, between Borrower and Lender, whether or not now or hereafter evidenced by any note, instrument, or other writing; and
            (c) any and all indebtedness, obligations, and liabilities of the Borrower to the Lender, however evidenced, whether now existing or hereafter arising, direct or indirect, absolute or contingent, or acquired by the Lender, including, without limitation, any and all other indebtedness, liabilities, and obligations of Borrower to the Lender, that exist on the date of this Agreement, or arise or are created or acquired after the date of this Agreement or any amendment thereto, regardless of whether of the same or of a different class or type as the indebtedness

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            evidenced  by the  Revolving  Credit Note and/or the other  Borrower
            Documents, as defined by the Loan Agreement and any amendments thereto, and whether or not the creation thereof was reasonably foreseeable or would be naturally contemplated by the Borrower or Lender as of the date of this Agreement, or any amendment hereto.

3. The Borrower represents and warrants that no Event of Default has occurred or is continuing under the Security Agreement.

4. Except to the extent expressly amended or modified hereby, the Borrower hereby ratifies and reaffirms its covenants, agreements, obligations, representations and warranties set forth in the Security Agreement.

         IN WITNESS WHEREOF, the Borrower and the Lender have caused this First Amendment to Loan Agreement to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                     UNIQUEST COMMUNICATIONS, INC.

                                     By: /s/  Thomas E. Aliprandi
                                         --------------------------------
                                         Thomas E. Aliprandi, President

                                     By: /s/  David E. Shepardson
                                         ------------------------------------
                                         David E. Shepardson, III,
                                         Vice President-Treasurer

                                     (the "Borrower")


                                     AGENT FINANCIAL SERVICES, LLC

                                     By: /s/  Kenneth D. Richey
                                         ------------------------------------
                                         Kenneth D. Richey, Operating Manager

                                         (the "Lender")